                                                                    EXHIBIT 23.1
                                                                    ------------



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated August 9, 2000, included in D&K Healthcare Resources, Inc. Form 10-K for the year ended June 30, 2000, and to all references to our Firm included in this registration statement.


     /s/ ARTHUR ANDERSEN LLP

     St Louis, Missouri

     November 22, 2000

                                     II-7